Interim Condensed Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Profit or loss [abstract]
Revenues	$ 688	$ 902
Research and development expenses	(3,960)	(2,638)
General and administrative expenses	(1,333)	(1,819)
Operating loss	(4,605)	(3,555)
Finance expenses	(324)	(346)
Finance income	36	936
Total financial income (expense), net	(288)	590
Net loss	$ (4,893)	$ (2,965)
Net loss per share attributable to equity holders of the Company:
Basic and diluted net loss per share	$ (0.08)	$ (0.08)